UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2007

Dendreon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3005 First Avenue
Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (206) 256-4545
None
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 9, 2007, Dendreon Corporation (“Dendreon”) issued a press release announcing that it had received a Complete Response Letter, commonly referred to as an “approvable” letter, on May 8, 2007 from the U.S. Food and Drug Administration (“FDA”) regarding its Biologics License Application for Provenge for the treatment of asymptomatic, metastatic, androgen-independent (also known as hormone refractory) prostate cancer. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Dendreon Corporation press release, dated May 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
	By:	/s/ Mitchell H. Gold, M.D.
Mitchell H. Gold, M.D.
Date: May 9, 2007		President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Dendreon Corporation press release, dated May 9, 2007.